Exhibit 99.1

Exhibit 99.1

Investment Outlook

May 2015

Kevin E. Grant, CFA Chief Executive Officer and President

Wells Fargo Securities Specialty Finance Conference May 19, 2015

Forward-Looking Statements

This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. Such statements, including information relating to the Company’s expectations for distributions, financing from the Federal Home Loan Bank, availability and cost of financing, liquidity, counterparty risk, hedging, volatility, market conditions, monetary policy, the yield curve, the economy, interest expense, affordability, availability and valuation of housing and mortgages, movements in interest rates, actions by the U.S. Government, the Federal Reserve and other government entities, the performance of the Company’s target assets, the impact of current Federal Reserve voters on certain policies of the Federal Reserve, the policy views of central banks, and the size of the mortgage market, are not considered historical facts and are considered forward-looking information under the federal securities laws. This information may contain words such as “believes,” “plans,” “expects,” “intends,” “estimates” or similar expressions.

This information is not a guarantee of the Company’s future performance and is subject to risks, uncertainties and other important factors that could cause the Company’s actual performance or achievements to differ materially from those expressed or implied by this forward-looking information and include, without limitation, changes in the market value and yield of our assets, changes in interest rates and the yield curve, net interest margin, return on equity, availability and terms of financing and hedging, the likelihood that proposed legislation is made law and the anticipated impact thereof, actions by the U.S. government or any agency thereof, including the Federal Reserve, and the effects of such actions and various other risks and uncertainties related to our business and the economy, some of which are described in our filings with the SEC. Given these uncertainties, you should not rely on forward-looking information. The Company undertakes no obligations to update any forward-looking information, whether as a result of new information, future events or otherwise.

CYS Overview

A Real Estate Investment Trust Formed in January 2006

Agency Residential Mortgage Backed Securities

Target Assets

Senior Kevin Grant, CEO, President, Chairman

Management Frances Spark, CFO

Focus on Cost Self managed: highly scalable

Efficiency

Extensive and Financing lines with 48 lenders

Diverse Sources of Swap agreements with 20 counterparties

Financing

Company intends to distribute all or substantially all of its REIT

Dividend Policy taxable income

CYS Now Has Access to GSE Financing

Access to Reliable, Low-Cost, Same-Day Funding

Term Range: Overnight to 30 years

Fixed or Floating Rate

Embedded Options Enhances Liquidity Management Diversifies Counterparty Risk Eliminates Hedging Limitations Provides Financial Flexibility

Cincinnati FHLB Membership:

Compelling Economics + Flexibility = Strategic Advantage

Total FHLB Advances

1999—2013 3 Month Rates LIBOR

$ in Millions April 2007—December 2009 FHLB DNs

Treasury

1,000 7%

900 6%

800

700 5%

600 4%

500

3%

400

300 2%

200

1%

100

0 0%

Jul Jul Jul

— — -

1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 07—Apr 07 07—Oct 08—Jan 08—Apr 08 08—Oct 09—Jan 09—Apr 09 09—Oct

Enhanced Liquidity Increased borrowing capacity improves liability management.

Compelling Economics Fixed/Floating rates, amortizing structures, embedded options available out to 30 years.

Lowers hedging costs, expands REIT hedging limitations.

Lower Volatility Financing across the curve enables more closely matched book.

Counterparty Upgrade AAA/AA+ Rated, GSE Execution

Agency MBS Market Continues To See Strong Demand

15 Year: Hedged vs. Unhedged

15 Year Fixed Hedged with Swaps: April 2009 – May 2015

5.00

4.50

4.00

3.50

3.00 Borrow Short May 15, 2015

Invest Long

2.50

2.00

1.50

1.00

0.50

0.00

Apr—Jul Oct Jan Apr—Jul Oct Jan Apr—Jul Oct Jan Apr—Jul Oct Jan Apr—Jul Oct Jan Apr —Jul Oct Jan Apr

09—09 09—10—10—10 10—11—11—11 11— 12—12—12 12—13—13—13 13—14—14— 14 14— 15—15 -

5 Year Hedged (i) 15 Year Unhedged (ii)

Source: Bloomberg.

Note: Spreads calculated as: (i) 15 year CC Index = 50% 4 year swap, and (ii) 15 year Current Coupon Index

Agency MBS Market Continues To See Strong Demand

30 Year: Hedged vs. Unhedged

30 Year Fixed Hedged with Swaps: April 2009—May 2015

2015 Apr-15

15,

May Jan-15 Oct-14

Jul-14 Apr-14 Jan-14 Unhedged

Oct-13 Year Jul-13 30 Apr-13 Short Jan-13

Long

Oct-12

Borrow Invest Jul-12 Apr-12

Jan-12

Oct-11

Jul-11 Apr-11 Hedged Jan-11 Year Oct-10

30

Jul-10 Apr-10 Jan-10 Oct-09 Jul-09

Apr-09 . 25 . 75 . 25 75 . 25 . 75 . 25 . . 75 25 . 75 .

5 4 4 3 3 2 2 1 1 0

Source: Bloomberg

Note: spread calculated as:30 year cc index – 90% 5 year swap

End of QE Poses New Risks and New Opportunities

5 Year Swap vs. Fed Funds 30 Yr MBS—15 Yr MBS Spread 7 Yr Cap/Floor Implied Vol

January 2005 – May 2015 November 2012 – May 2015 April 2012 – May 2015

1.10

3.50 75.0

1.00 May 15, 2015

3.00 70.0

0.90

2.50 65.0

May 15, 2015 May 15, 2015

2.00 0.80 60.0

1.50 0.70 55.0

1.00 50.0

0.60

0.50 45.0

0.50

0.00

40.0

-0.50 0.40

35.0

-1.00 0.30

30.0

Jan Jan Jan Jan Jan Jan Jan Jan Jan Jan Jan Nov Feb —May Aug Nov Feb —May Aug Nov Feb —May Apr—Jul Oct Jan Apr—Jul Oct Jan Apr—Jul Oct Jan Apr

05 06 07 08 09 10 11 12 13 14 15 12 13 13 13 13 14 14 14 14 15 15 —12 12—13—13—13 13—14—14—14 14—15—15 -

12

Yield Curve • 30 Year MBS Have Cheapened • Volatility in the Cap/Floor ?Creates positive carry Meaningfully Relative to 15 Year Markets Hit a Low in July 2013 MBS

Very low cost of financing

Good ROE

Hedge flexibility very important

Fed still fighting deflation

Source: Bloomberg

Global Ten Year Yields:

Is U.S. Growth Out of Sync with Rest of World?

Government Ten Year Yields

UK, US, Canada, Germany, Japan

August 2011—May 2015

3.00

August 2011—May 2015

2.50

USGG10YR (0.047)

2.00 GBTPGR10 (0.619)

GCAN10YR (0.684)

1.50

1.00

GDBR10 (1.533)

0.50

GJGB10 (0.639)

0.00

Aug—Oct Dec Feb Apr Jun Aug Oct Dec Feb Apr Jun Aug Oct Dec Feb Apr Jun Aug Oct Dec Feb Apr

11 11 11 12 12 12 12 12 12 13 13 13 13 13 13 14 14 14 14 14 14 15 15

Source: Bloomberg, May 15, 2015

Actual Economic Performance: Sluggish vs. Fed Projections

CYS INVESTMENTS

Economic Projections of Federal Reserve Board Members and Federal Reserve Bank Presidents, March 2015

Advance release of table 1 of the Summary of Economic Projections to be released with the FOMC minutes

Percent

Variable	Central tendency[1]				Range[2]			
	2015	2016	2017	Longer run	2015	2016	2017	Longer run
Change in real GDP	2.3 to 2.7	2.3 to 2.7	2.0 to 2.4	2.0 to 2.3	2.1 to 3.1	2.2 to 3.0	1.8 to 2.5	1.8 to 2.5
December projection	2.6 to 3.0	2.5 to 3.0	2.3 to 2.5	2.0 to 2.3	2.1 to 3.2	2.1 to 3.0	2.0 to 2.7	1.8 to 2.7
Unemployment rate	5.0 to 5.2	4.9 to 5.1	4.8 to 5.1	5.0 to 5.2	4.8 to 5.3	4.5 to 5.2	4.8 to 5.5	4.9 to 5.8
December projection	5.2 to 5.5	5.0 to 5.2	4.9 to 5.3	5.2 to 5.5	5.0 to 5.5	4.9 to 5.4	4.7 to 5.7	5.0 to 5.8
PCE inflation	0.6 to 0.8	1.7 to 1.9	1.9 to 2.0	2.0	0.6 to 1.5	1.6 to 2.4	1.7 to 2.2	2.0
December projection	1.0 to 1.6	1.7 to 2.0	1.8 to 2.0	2.0	1.0 to 2.2	1.6 to 2.1	1.8 to 2.2	2.0
Core PCE inflation[3]	1.3 to 1.4	1.5 to 1.9	1.8 to 2.0		1.2 to 1.6	1.5 to 2.4	1.7 to 2.2	
December projection	1.5 to 1.8	1.7 to 2.0	1.8 to 2.0		1.5 to 2.2	1.6 to 2.1	1.8 to 2.2	

NOTE: Projections of change in real gross domestic product (GDP) and projections for both measures of inflation are percent changes from the fourth quarter of the previous year to the fourth quarter of the year indicated. PCE inflation and core PCE inflation are the percentage rates of change in, respectively, the price index for personal consumption expenditures (PCE) and the price index for PCE excluding food and energy. Projections for the unemployment rate are for the average civilian unemployment rate in the fourth quarter of the year indicated. Each participant's projections are based on his or her assessment of appropriate monetary policy. Longer-run projections represent each participant's assessment of the rate to which each variable would be expected to converge under appropriate monetary policy and in the absence of further shocks to the economy. The December projections were made in conjunction with the meeting of the Federal Open Market Committee on December 16–17, 2014.

1. The central tendency excludes the three highest and three lowest projections for each variable in each year.
2. The range for a variable in a given year includes all participants' projections, from lowest to highest, for that variable in that year.
3. Longer-run projections for core PCE inflation are not collected.

Source: Board of Governors of the Federal Reserve, March 2015

10

Transition to a Normalized Yield Curve:

Will the Fed Push Out—or Pull In—Forward Rate Guidance?

Overview of FOMC Participants’ Assessments of Can the Economy Withstand the

Appropriate Monetary Policy Implied Path of 10 Year UST?

Appropriate Timing

of Policy Firming

16 15 Ten Year Treasury

of August 2011—May 2015

Number Participants 12 and Implied Projection

8% 3.5

4 2 3.0

0 2.5 +25

2015 2016

Appropriate Pace Yield 2.0

of Policy Firming

Target Fed Funds Rate at Year End 1.5 -25

% 5.0 1.0

4.5

0.5

4.0

3.5 0.0

3.0 Aug Dec Apr Aug Dec Apr Aug Dec Apr Aug Dec Apr Aug Dec Apr

2.5 11 11 12 12 12 13 13 13 14 14 14 15 15 15 16

2.0

1.5 • Creates Significant Headwinds for the Economy

• Housing Will Struggle

1.0 • Corporate Interest Expense will rise

0.5

0.0

2015 2016 2017 Longer Run

Source: Federal Reserve March 2015 Forecast, Bloomberg, CYS

2015-16 Fed Voters:
New Perspectives, Changing Outlooks


Hawkish
Neutral
Dovish
Board of Governors
Fischer
Yellen
Tarullo
Powell
Brainard
Stein's Successor
Raskin's Successor
2015 Voters
Richmond: Lacker
Atlanta: Lockhart
New York: Dudley
Chicago: Evans
San Francisco: Williams
2016 Voters
Cleveland: Mester
St. Louis: Bullard
New York: Dudley
Kansas City: George
Boston: Rosengren

Source: federalreserve.gov, Barclays, Macroeconomic Advisers, LLC, Bank of America Merrill Lynch, Bloomberg, Wall Street Journal, Indiana University, Marketwatch, Thomson Reuters, Federal Reserve Bank of Atlanta, Federal Reserve Bank of Chicago, Federal Reserve Bank of Cleveland, Maryland Consumer Rights Coalition, Boston Globe, Businessweek, Newsweek, Washington Post, CNBC.

12

Central Banks:
Decidedly More Accommodative - Focus on Global Deflation Risk


Hawkish
Neutral
Dovish
USA
Yellin
EU
Draghi
India
Rajan
Canada
Poloz
UK
Carney
Japan
Kuroda
Japan
Kuroda
China
Xiaochuan
China
Xiaochuan
Australia
Stevens
Australia
Stevens
New Zealand
Wheeler
New Zealand
Wheeler
Brazil
Tombini
Brazil
Tombini

13

GSE/Legislative Reform: Stuck in the Mud

CYS INVESTMENTS

Legislative Proposal	Level of Government Involvement	GSE Implication	Credit Risk Sharing	Status
Corker-Warner Bill *Introduced 6/25/13*	Limited: Only under catastrophic scenarios where losses on a pool of mortgages exceeds 10%	Completely wound down over 5 years	10% first-loss piece is sold to private entities	Corker-Warner under committee discussion but not yet put to vote. Either may become the front runner from the Senate side but both will likely have private capital in the first loss place with several mechanisms for risk sharing
Johnson - Crapo Bill *Committee Vote 5/15/14*	Based on Corker-Warner, limited: only on scenarios where losses on a pool of mortgages exceeds a 10% private loss position	GSE's wound down over 5 year period, replaced by FMIC.	Similar to Corker-Warner, 10% first-loss piece is sold to private entities.	Senate Banking Committee voted in favor of the bill 13-9 on May 15, 2014. Insufficient support to allow the bill to be brought to the Senate floor for debate/vote. Warren, Schumer did not support, unlikely support under new Chair Shelby.
PATH Act **Hensarling Bill** *Introduced 7/22/13*	Very limited: dissolves the GSEs completely and reduces the scope of the FHA/VA guarantee	Placed into receivership and completely liquidated	Initially, a 10% risk-sharing program on new GSE and FHA business, although private market securitization is intended eventually to replace GSEs	No news. In early 2013, the Path Act seemed to be the clear front-runner on the House side. Passage of bill is highly unlikely. The final housing finance reform, if it happens, could be a compromise between the PATH Act and whatever comes out of the Senate.
Delaney-Carney-Himes **HR 1491** *Introduced 7/10/14*	Limited: Ginnie Mae is required to provide an explicit government guarantee once the 5% risk slice is eroded when one of the private monoline insurers defaults	GSEs will be slowly wound down and eventually converted into private reinsurers with limited capacities to take on mortgage credit risk	5% first-loss piece on each new Ginnie Mae securitization, as well as a 10% pro-rata risk slice on the top 95% of each Ginnie Mae securitization	Re-introduced 3/19/15. Unlikely to be endorsed under Rep. Hensarling or Sen. Shelby leadership.

14

Economic Recovery Below Normal Pace

Total Unemployed + All Marginally Attached + Total

Total Nonfarm Private Payroll Employment Employed Part Time for Economic Reasons CPI-U All Items

Updated: 2015-05-06 Updated: 2015-05-08 Updated: 2015-04-17

U.S. Regular Conventional Gas Price Civilian Unemployment Rate Capacity Utilization: Manufacturing $ per gal

Updated: 2015-05-08 Updated: 2015-05-15 Updated: 2015-05-06

Source: Federal Reserve Bank of St. Louis

Housing Finance Has Not Rebounded

Monthly Supply of Homes Home Ownership Rate Share of Government Guaranteed Mortgages

January 1963- present January 1965- present 1990 – 2013 (%) %

Source: U.S. Census Bureau and National Association of Realtors, St Louis Fed, www.census.gov

Mortgage Market Shrinkage Likely to Continue

Mortgage Debt Outstanding

2007-2014

11,500

4.0%

11,000 3.5%

Outstanding Mortgage Debt Outstanding

3.0%

10,500

Debt 2.5% Growth

2.0%

10,000 Rate

Mortgage 1.5%

9,500 1.0%

0.5%

9,000 0.0%

2007Q1 2007Q3 2008Q1 2008Q3 2009Q1 2009Q3 2010Q1 2010Q3 2011Q1 2011Q3 2012Q1 2012Q3 2013Q1 2013Q3 2014Q1 2014Q3 -0.5%

-1.0%

Growth Rate -1.5%

-2.0%

Single Family

Mortgage Origination Volume

2000-2016E

Residential Mortgage Debt Decline Driven By:

1. Home prices now reset lower

2. Delevering Consumers/Homeowners

3. Psychology of lower leverage

4. Low volume of new and existing home sales

5. All-cash home purchase transactions, and higher downpayments

6. Scheduled principal payments

7. High percentage of cash-in refi’s versus cash-out refi’s.

8. QM Rules Restrictive

Source: http://www.federalreserve.gov/econresdata/releases/mortoutstand/current.htm

Source: U.S Department of Housing and Urban Development and Federal Financial Institutions Examination Council. 2014, 2015 and 2016 data based on the March 2015 estimate of Freddie Mac’s Office of the Chief

Economist.

Economics of Forward Purchase

Source: Bloomberg, May 15, 2015

Portfolio Composition and Dividends

CYS Agency RMBS and U.S. Treasury Portfolio1

$15.1B Agency RMBS and U.S. Treasuries Portfolio

CYS Common Stock Dividends September 2009 – March 2015

Share Per

Annualized Dividends Dividend CommonYield

Dividend Special Dividend Annualized Dividend Yield (2)

1 As of 3/31/15

2 Annualized dividend yield is calculated using the stock price at the quarter end 19

Note: the December 2012 dividend was composed of $0.40 quarterly cash dividend, and $0.52 special cash dividend

Portfolio Characteristics

CYS INVESTMENTS

CYS Agency RMBS and U.S. Treasury Portfolio Characteristics*

Coupon	Face Value (in 000's)	Fair Value (in 000's)	Amortized Cost Basis per Face Value (in 000's)	Loan Balance (in 000's)(1)	Loan Age (in months)(1)	3 Month CPR(1)(2)	Duration(3)
March 31, 2015							
15 Year Agency Mortgage Securities							
3.0%	$ 4,732,332	$ 4,967,991	$ 103.16	$ 276	13	7.8%	3.23
TBA 3.0%	927,200	971,917	104.30	n/a	n/a	n/a	3.36
3.5%	1,400,050	1,488,990	103.46	234	30	10.3	2.71
4.0%	172,740	183,776	101.20	173	49	15.1	2.30
4.5%	25,157	26,974	102.66	250	62	21.4	1.67
Subtotal	7,257,479	7,639,648	103.32	263	18	8.7	3.12
20 Year Agency Mortgage Securities							
4.5%	63,673	69,978	102.92	217	56	18.8	1.34
30 Year Agency Mortgage Securities							
3.5%	379,605	399,101	104.66	345	3	n/a	3.92
TBA 3.5%	401,000	421,051	104.51	n/a	n/a	n/a	4.22
4.0%	3,884,445	4,164,986	105.43	291	9	11.4	3.13
TBA 4.0%	674,000	720,480	106.42	n/a	n/a	n/a	3.41
4.5%	320,319	350,152	107.68	279	31	16.8	1.48
Subtotal	5,659,369	6,055,770	105.56	295	10	11.9	3.20
Agency Hybrid ARMs							
2.9%(4)	757,035	790,548	102.81	318	31	12.3	2.30
U.S. Treasuries							
1.2%	500,000	501,334	99.51	n/a	n/a	n/a	3.71
Total	$ 14,237,556	$ 15,057,278	$ 104.04	$ 279	16	10.3%	3.12

* As of 3/31/15

(1) To-be-announced ("TBA") securities are excluded from this calculation as they do not have a defined weighted-average loan balance or age until mortgages have been assigned to the pool.

(2) Constant prepayment rate ("CPR") represents the 3-month CPR of the Company's Agency RMBS held at March 31, 2015. The CPR experienced by the Company's Agency RMBS during the period may differ. Securities with no prepayment history are excluded from this calculation.

(3) Duration measures the market price volatility of financial instruments as interest rates change, using Dollar Value of One Basis Point, or "DV01", methodology. We generally calculate duration using various third-party financial models and empirical data. Different models and methodologies can produce different duration numbers for the same securities. Analytics provided by The Yield Book® software.

(4) Represents the weighted-average coupon of Agency Hybrid ARMs.

20

Financial Information

Income Statement

(In thousands, except per share numbers) Interest income:

Interest income from Agency RMBS Other interest income

Total interest income Interest expense:

Repurchase agreement and FHLB advances interest expense Swap and cap interest expense

Total interest expense Net interest income Other income (loss):

Net realized gain (loss) on investments

Net unrealized gain (loss) on investments

Net realized gain (loss) on termination of swap and cap contracts

Net unrealized gain (loss) on swap and cap contracts

Other income

Total other income (loss) Expenses:

Compensation and benefits General, administrative and other

Total expenses Net income (loss) Dividends on preferred stock Net income (loss) available to common shares Net income (loss) per common share basic & diluted

Core Earnings Reconciliation

(In thousands)

NET INCOME (LOSS) AVAILABLE TO COMMON SHARES Net realized (gain) loss on investments Net unrealized (gain) loss on investments Net realized (.gain) loss on termination of swap and cap contracts Net unrealized (gain) loss on swap and cap contracts Core earnings

Three Months Ended

March 31,2015

$ 80,060

790

80,850

9,642

27,468

37,110

43,740

18,253

75,689

(74,800)

16,614

3,554

2,203

5,757

$ 54,597

(5,203)

$ 49,394

$ 0.31

December 31, 2014

$ 82,338

1,261

83,599

9,156

26,650

35,806

47,793

42,305

99,135

(9,133)

(63,570)

68,787

2,997

2,027

5,024

$ 111,556

(5,203)

$ 106,353

$ 0.66

Three Months Ended

March 31, 2015

$ 49, 394

(18, 253)

(75,689)

2, 568

74,800

$ 32, 820

December 31, 2014

$ 106, 353

(42, 305)

(99, 135)

9,133

63, 570

$ 37, 616

Income Statement

Core Earnings Reconciliation

Summary Financial Data

CYS INVESTMENTS

(in thousands)	Three Months Ended	
Key Balance Sheet Metrics	**March 31, 2015**	**December 31, 2014**
Average settled Debt Securities (1)	$ 12,653,266	$ 12,550,072
Average total Debt Securities (2)	$ 14,810,062	$ 14,328,079
Average repurchase agreements and FHLB advances (3)	$ 10,954,377	$ 10,854,239
Average Debt Securities liabilities (4)	$ 13,111,173	$ 12,632,246
Average stockholders' equity (5)	$ 1,981,424	$ 1,960,831
Average common shares outstanding (6)	160,523	161,930
Leverage ratio (at period end) (7)	6.77:1	6.44:1
Book Value per common share	$ 10.53	$ 10.50
Key Performance Metrics*		
Average yield on settled Debt Securities (8)	2.56%	2.66%
Average yield on total Debt Securities including drop income (9)	2.57%	2.68%
Average cost of funds(10)	0.35%	0.34%
Average cost of funds and hedge (11)	1.36%	1.32%
Adjusted average cost of funds and hedge (12)	1.13%	1.13%
Interest rate spread net of hedge (13)	1.20%	1.34%
Interest rate spread net of hedge including drop income (14)	1.44%	1.55%
Operating expense ratio (15)	1.16%	1.02%
Total stockholder return on common equity (16)	3.14%	6.51%

The table above includes calculations of the Company's Agency RMBS and U.S. Treasury Securities portfolio ("Debt Securities")

1. The average settled Debt Securities is calculated by averaging the month end cost basis of settled Debt Securities during the period.
2. The average total Debt Securities is calculated by averaging the month end cost basis of total Debt Securities during the period.
3. The average repurchase agreements and FHLB advances are calculated by averaging the month end repurchase agreements and FHLB advances balances during the period.
4. The average Debt Securities liabilities are calculated by adding the average month end repurchase agreements and FHLB advances balances plus average unsettled Debt Securities during the period.
5. The average stockholders' equity is calculated by averaging the month end stockholders' equity during the period.
6. The average common shares outstanding are calculated by averaging the daily common shares outstanding during the period.
7. The leverage ratio is calculated by dividing (i) the Company's repurchase agreements and FHLB advances balances plus payable for securities purchased minus receivable for securities sold by (ii) stockholders' equity.
8. The average yield on Debt Securities for the period is calculated by dividing total interest income by average settled Debt Securities.
9. The average yield on total Debt Securities including drop income for the period is calculated by dividing total interest income plus drop income by average total Debt Securities. Drop income was $14.1 million and $12.5 million for the three months ended March 31, 2015 and December 31, 2014, respectively. Drop income is a component of our net realized and unrealized gain (loss) on investments on our consolidated statements of operations. rop income is the difference between the spot price and the forward settlement price for the same security on trade date. This difference is also the economic equivalent of the assumed net interest margin (yield minus financing costs) of the bond from trade date to settlement date. We derive drop income through utilization of forward settling transactions.
10. The average cost of funds for the period is calculated by dividing repurchase agreement and FHLB advances interest expense by average repurchase agreements and FHLB advances for the period.
11. The average cost of funds and hedge for the period is calculated by dividing interest expense by average repurchase agreements.
12. The adjusted average cost of funds and hedge for the period is calculated by dividing total interest expense by average total Debt Securities liabilities.
13. The interest rate spread net of hedge for the period is calculated by subtracting average cost of funds and hedge from average yield on settled Debt Securities.
14. The interest rate spread net of hedge including drop income for the period is calculated by subtracting adjusted average cost of funds and hedge from average yield on total Debt Securities including drop income.
15. The operating expense ratio for the period is calculated by dividing operating expenses by average stockholders' equity.
16. Calculated by change in book value plus dividend distributions on common stock.

*All percentages are annualized except total stockholder return on common equity.

22

Investment Outlook

May 2015

Kevin E. Grant, CFA Chief Executive Officer and President

Wells Fargo Securities Specialty Finance Conference May 19, 2015